===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            SIGNATURE EYEWEAR, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            SIGNATURE EYEWEAR, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 28, 2000

                               ----------------

TO OUR SHAREHOLDERS:

   Notice is hereby given that the 2000 Annual Meeting of Shareholders of Signature Eyewear, Inc. ("Signature" or the "Company") will be held at The Renaissance Hotel, 9620 Airport Boulevard, Los Angeles, California 90045 on April 28, 2000 at 10:30 a.m., Pacific time. The Annual Meeting is being held for the following purposes:

  1. To elect a Board of six Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected. The persons nominated by the Board of Directors of the Company (Ms. Heldman and Messrs. Weiss, Prince, Warren, Buchsbaum and Johnson) are described in the accompanying Proxy Statement; and

  2. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

   Only shareholders of record of the Common Stock of the Company at the close of business on March 15, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any of its adjournments or postponements.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                                 /s/ Julie Heldman
                                                   Julie Heldman
                                      Co-Chairman of the Board, President and
                                                      Secretary

Inglewood, California 90302
April 3, 2000

   IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ARE A SHAREHOLDER OF RECORD AND DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                            SIGNATURE EYEWEAR, INC.

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 28, 2000

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Signature Eyewear, Inc., a California corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Renaissance Hotel, 9620 Airport Boulevard, Los Angeles, California 90045 on April 28, 2000 at 10:30 a.m., Pacific time, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

   All Proxies which are properly completed, signed and returned to the Company before the Annual Meeting, and which have not been revoked, will unless otherwise directed by the shareholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or, with respect to shareholders of record, by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

   The close of business on March 15, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. At the record date, 5,058,489 shares of Common Stock, par value $.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company.

   A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters.

   This Proxy Statement and the accompanying Proxy were mailed to shareholders on or about April 3, 2000.

                             ELECTION OF DIRECTORS

   In accordance with the Bylaws of the Company, the Company's directors are elected at each Annual Meeting of Shareholders and hold office until the next Annual Meeting and until their successors are duly elected. The Bylaws of the Company provide that the Board of Directors shall consist of no fewer than four and no more than seven directors as determined from time to time by the Board of Directors. The Board of Directors currently consists of six directors.

   Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any of its postponements or adjournments, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

   The Board of Directors proposes the election of the following nominees as directors:

                                 Bernard Weiss
                                 Julie Heldman
                                 Michael Prince
                                 Daniel Warren
                                 Maurice Buchsbaum
                                 Joel Johnson

   If elected, each nominee is expected to serve until the 2001 Annual Meeting of Shareholders and his or her successor is duly elected and qualified. The six nominees for election as directors at the Annual Meeting who received the highest number of affirmative votes will be elected.

   The Board of Directors unanimously recommends a vote "FOR" the election of the Nominees listed above.

Information about Nominees and Executive Officers

   The following table sets forth certain information with respect to the nominees and executive officers of the Company as of March 1, 2000:

                         Year
                         First
                        Elected
                          or
                       Appointed
       Name:       Age Director               Principal Occupation
       -----       --- ---------              --------------------
 Nominees:
 Bernard Weiss(1)   61   1983    Mr. Weiss has served as Chief Executive
                                 Officer of the Company since 1983. Mr. Weiss
                                 served as Chairman of the Board from 1983 to
                                 1988, and has served as Co-Chairman of the
                                 Board since 1989. Mr. Weiss started in the
                                 optical industry in 1975 as Vice President of
                                 Sales and Marketing for Optique du Monde. From
                                 1977 until he founded the Company in 1983, Mr.
                                 Weiss worked in a variety of executive
                                 positions at companies in the optical
                                 industry.

 Julie Heldman(1)   54   1985    Ms. Heldman has served as Co-Chairman of the
                                 Board since 1989 and President of the Company
                                 since 1995. Ms. Heldman joined the Company in
                                 1985 and since that time has served in various
                                 executive positions including Chief Financial
                                 Officer and Executive Vice President of
                                 Operations. She held the position of Chief
                                 Operating Officer from 1992 until she was
                                 appointed President of the Company in 1995.
                                 Ms. Heldman graduated from Stanford University
                                 in 1966 and has a law degree from UCLA Law
                                 School which she obtained in 1981. Ms. Heldman
                                 worked as an attorney from 1981 until she
                                 joined the Company in 1985.

 Michael Prince     50   1994    Mr. Prince joined the Company in 1993 and has
                                 served as the Chief Financial Officer and as a
                                 Director of the Company since March 1994. For
                                 more than 14 years before joining the Company,
                                 Mr. Prince's primary occupation was as a
                                 principal with Prince & Co., a business
                                 consulting firm that he owned.

 Daniel Warren      42   1993    Mr. Warren has served as a director of the
                                 Company since 1993. From January 1996 until
                                 the present, Mr. Warren has been self-employed
                                 as a consultant. From March 1992 until January
                                 1996, Mr. Warren was Vice President of
                                 Planning and Accounting of National Vision
                                 Associates, Ltd.

 Maurice Buchsbaum  57   1997    Mr. Buchsbaum has served as a director of the
                                 Company since November 1997. Mr. Buchsbaum
                                 currently is Chief Executive Officer of
                                 Emerald Capital Partners, Inc. Mr. Buchsbaum
                                 was Senior Vice President of Southeast
                                 Research Partners, an investment banking firm,
                                 from January 1998 to January 1999. From
                                 September 1995 until January 1998, he was
                                 Senior Vice President and Senior Managing
                                 Director of Corporate Finance for Fechtor
                                 Detwiler & Co., Inc., and he served as
                                 President of Emerald Partners, Inc. from
                                 January 1993 until September 1995.

                                 Year
                                 First
                                Elected
                                  or
                               Appointed
           Name:           Age Director           Principal Occupation
           -----           --- ---------          --------------------
 Joel Johnson               45   1998    Mr. Johnson has been designated by
                                         Fechtor, Detwiler & Co., Inc. as its
                                         nominee to serve on the Board of
                                         Directors. Mr. Johnson is owner and
                                         President of Orchard Partners, Inc., a
                                         professional firm providing advisory
                                         services in corporate finance which he
                                         formed in February 1998. For eight
                                         years before forming Orchard Partners,
                                         Mr. Johnson served in the investment
                                         banking department of Fechtor,
                                         Detwiler & Co., Inc. He received an
                                         MBA in Finance from the University of
                                         Colorado in 1980 and an AB from
                                         Harvard College in 1976.

 Other Executive Officers:
 Robert Fried               55           Mr. Fried has served as the Company's
                                         chief marketing executive since
                                         joining the Company in 1990. In 1995,
                                         he was appointed the Company's Senior
                                         Vice President of Marketing. Before
                                         joining the Company in 1990, Mr. Fried
                                         served in various executive marketing
                                         positions at Motorola, Quasar
                                         Electronics, Rockwell International,
                                         Starcraft Leisure Products, Marantz
                                         Stereo Company, Nautilus Fitness, Inc.
                                         and Hansen Foods.

 Robert Zeichick            49           Mr. Zeichick has served as the
                                         Company's chief advertising and
                                         promotion executive since joining the
                                         Company in November 1990. In 1995, he
                                         was appointed the Company's Vice
                                         President of Advertising and Sales
                                         Promotion. From 1988 until joining the
                                         Company in 1990, Mr. Zeichick served
                                         as Vice President of Advertising and
                                         Sales Promotion at Nautilus Fitness,
                                         Inc. and Hansen Foods. Mr. Zeichick
                                         worked as an independent advertising
                                         consultant from 1984 until 1988 and
                                         worked on such brand names as
                                         Applause, Walt Disney Home Video and
                                         Marantz.

--------
(1)  Mr. Weiss and Ms. Heldman are married.

Agreement to Nominate Director

   Pursuant to an Underwriting Agreement among the Company, Fechtor, Detwiler & Co., Inc. ("Fechtor Detwiler") and certain selling shareholders entered into in connection with the Company's initial public offering in September 1997, the Company has agreed, until September 2000, to use its best efforts to cause one nominee designated by Fechtor Detwiler to be elected to the Board of Directors. Mr. Johnson has been designated by Fechtor Detwiler as its nominee to serve on the Board of Directors.

Board Meetings and Committees

   The Board of Directors held seven meetings during fiscal 1999. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 1999.

   The Board of Directors has an Audit Committee. The Audit Committee currently consists of Daniel Warren, Joel Johnson and Maurice Buchsbaum. The Audit Committee recommends the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants, and meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and reports its recommendations about the approval of the Company's financial statements to the Board of Directors. One meeting of the Audit Committee was held during fiscal 1999.

   The Board of Directors also has a Compensation Committee, which currently consists of Daniel Warren, Joel Johnson, Maurice Buchsbaum and Julie Heldman. The Compensation Committee makes decisions about the compensation of the Company's executive management, manages the Company's 1997 Stock Plan, determines the pricing and the number of shares subject to awards granted under the 1997 Stock Plan and administers the Company's other incentive compensation plans. The Compensation Committee was created in November 1999, and held no meetings during fiscal 1999.

Compensation of Directors

   Each director who is not an officer of or otherwise employed by the Company receives an annual retainer of $8,000. During fiscal 1999, each director who was not an officer of the Company was awarded non-statutory stock options to purchase up to 4,000 shares of the Company's Common Stock under the 1997 Stock Plan. In addition, each director who was not an officer of the Company was paid a further $4,000 during fiscal 1999.

Compensation Committee Interlocks and Insider Participation

   For the fiscal year ended October 31, 1999, the Board of Directors acting unanimously made all decisions regarding executive compensation. Ms. Heldman and Messrs. Weiss and Prince, executive officers of the Company, participated in deliberations regarding executive compensation. No interlocking relationship exists between any member of the Board of Directors and any member of any other company's board of directors or compensation committee.

Report of the Board of Directors on Executive Compensation

   The Company's Board of Directors is responsible for establishing and administering the policies that govern executive compensation and benefit practices. The Board of Directors currently maintains a Compensation Committee, which was created in November 1999, after the end of the Company's 1999 fiscal year.

   Compensation Philosophy. The Company's executive compensation program is designed to (1) provide levels of compensation that integrate pay and incentive plans with the Company's strategic goals, so as to align the interests of executive management with the long-term interests of the Company's shareholders, (2) attract, motivate and retain executives of outstanding abilities and experience capable of achieving the strategic business goals of the Company, (3) recognize outstanding individual contributions, and (4) provide compensation opportunities which are competitive to those offered by other prescription eyeglass frame companies of similar size and performance. To achieve these goals, the Company's executive compensation program consists of three main elements: (i) base salary, (ii) annual cash bonus and (iii) long-term incentives. Each element of compensation has an integral role in the total executive compensation program.

   Base Salary. Base salaries are negotiated at the commencement of an executive's employment with the Company, or upon renewal of his or her employment agreement, and are designed to reflect the position, duties and responsibilities of each executive officer, the cost of living in the area in which the officer is located and the market for base salaries of similarly situated executives at other companies engaged in businesses similar to that of the Company. During fiscal 1999, Bernard Weiss served as the Company's Chief Executive Officer and Julie Heldman served as the Company's President. In September 1997, Mr. Weiss and Ms. Heldman each entered into employment agreements with the Company providing for, among other things, the payment to Mr. Weiss and Ms. Heldman of base salaries of $190,000 each during the terms of their agreements, subject to increases from time to time approved by the Company's Board of Directors. Mr. Weiss and Ms. Heldman each received a base salary of $190,000 in fiscal 1999 pursuant to their employment agreements.

   Annual Cash Bonuses. Executive officers are eligible for annual incentive bonuses in amounts determined at the discretion of the Board of Directors. The Board considers an award of an annual bonus subjectively, taking into account factors such as the financial performance of the Company, increases in shareholder value, the achievement of corporate goals and individual performance. Neither Mr. Weiss nor Ms. Heldman received a cash bonus in fiscal 1999.

   Long-Term Incentives. The Company provides its executive officers with long-term incentive compensation through grants of awards under the Company's 1997 Stock Plan. Under the 1997 Stock Plan, the Board of Directors is authorized to grant any type of award which might involve the issuance of shares of Common Stock, an option, warrant, convertible security, stock appreciation right or similar right or any other security or benefit with a value derived from the value of the Common Stock. The Board of Directors is currently responsible for selecting the individuals to whom grants of awards should be made, the timing of grants, the determination of the per share exercise price and the number of shares subject to each award. All awards granted by the Board of Directors pursuant to the 1997 Stock Plan have been in the form of stock options. The Board of Directors believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Common Stock. The Board of Directors believes that stock options directly motivate an executive to maximize long-term shareholder value. The options incorporate vesting periods in order to encourage key employees to continue in the employ of the Company. All options granted in fiscal 1999 were granted with an exercise price at or above the fair market value of the Company's Common Stock on the date of grant. During fiscal 1999, neither Mr. Weiss nor Ms. Heldman was granted options to purchase shares of the Company's Common Stock. The Board of Directors considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry.

   Summary. The Board of Directors believes that its executive compensation philosophy of paying its executive officers by means of base salaries, annual cash bonuses and long-term incentives, as described in this report, serves the interests of the Company and its shareholders.

                                 BOARD OF DIRECTORS

                                     Bernard Weiss
                                     Julie Heldman
                                     Michael Prince
                                     Daniel Warren
                                     Maurice Buchsbaum
                                     Joel Johnson

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended October 31, 1999, all the Company's executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements with the exception of: (i) The Weiss Family Trust, Bernard Weiss and Julie Heldman did not file a Form 4 to report the sale of 20,000 shares of Common Stock in January 1999; The Weiss Family Trust, Bernard Weiss and Julie Heldman each filed a Form 5 in December 1999 to report the sale of the shares; and (ii) Michael Prince did not file a Form 5 within 45 days following the Company's fiscal year end to report his receipt of options to purchase 9,000 shares of Common Stock in June 1999; Mr. Prince filed a Form 5 on the 47th day following the Company's fiscal year end to report his receipt of the options. The Company believes that the Weiss Family Trust, Bernard Weiss, Julie Heldman and Michael Prince are now current in their Section 16(a) reporting obligations.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                        Long Term
                                                       Compensation
                                                       ------------
                                          Annual        Number of
                          Fiscal Year  Compensation     Securities
   Name and Principal        Ended    ----------------  Underlying   All Other
      Position (1)        October 31,  Salary   Bonus    Options    Compensation
   ------------------     ----------- -------- ------- ------------ ------------
Bernard Weiss ..........     1999     $190,000 $   --    $   --       $   --
 Chief Executive Officer     1998      190,000     --        --           --
                             1997      185,000     --     20,000          --

Julie Heldman...........     1999     $190,000 $   --    $   --           --
 President                   1998      193,780     --        --           --
                             1997      185,000     --     20,000          --

Michael Prince..........     1999     $175,000 $25,000     9,000      $   --
 Chief Financial Officer     1998      175,000  25,000       --           --
                             1997      170,712     --     35,000          --

Robert Fried ...........     1999     $175,000 $25,000     9,000      $   --
 Senior Vice President,      1998      175,000  25,000       --           --
 Marketing                   1997      170,712     --     35,000          --

Robert Zeichick ........     1999     $160,000 $25,000     9,000      $   --
 Vice President,             1998      160,952  25,000       --           --
 Advertising                 1997      162,923     --     35,000          --
 and Sales Promotion

--------
(1) For a description of the employment contract between each officer and the Company, see "Employment Contracts," below.

Option Grants in Last Fiscal Year

   The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended October 31, 1999 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 Potential
                                                                             Realizable Value
                                                                                At Assumed
                         Number Of   Percent Of                             Rate of Stock Price
                         Securities Total Options                            Appreciation for
                         Underlying  Granted To                               Option Term(3)
                           Option    Employees In   Exercise Or  Expiration --------------------
          Name            Granted   Fiscal Year(1) Base Price(2)    Date       5%        10%
          ----           ---------- -------------  ------------- ---------- --------- ----------
Michael Prince..........  9,000(4)       4.2%          $4.00      7/13/09   $  22,680 $  57,330
Robert Fried............  9,000(4)       4.2%          $4.00      7/13/09   $  22,680 $  57,330
Robert Zeichick.........  9,000(4)       4.2%          $4.00      7/13/09   $  22,680 $  57,330

--------
(1) Options covering an aggregate of 213,700 shares of Common Stock were granted to employees during the fiscal year ended October 31, 1999.
(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.
(3) The potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the Commission and do not represent a forecast of the future appreciation of the Common Stock.
(4)  This option is currently exercisable.

Stock Options Held at Fiscal Year End

   The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the Nasdaq Stock Market's National Market on October 30, 1999 ($3.31 per share). No stock options were exercised by any Named Executive Officer during fiscal 1999.

                   AGGREGATED FISCAL YEAR-END OPTION VALUES

                               Number of Securities
                               Underlying Unexecuted     Value of Unexercised
                                    Options at           in-the-Money Options
                                 October 31, 1999         at October 31, 1999
                             ------------------------- -------------------------
            Name             Exercisable Unexercisable Exercisable Unexercisable
            ----             ----------- ------------- ----------- -------------
Bernard Weiss...............   12,000        8,000         $ 0          $ 0
Julie Heldman...............   12,000        8,000           0            0
Michael Prince..............   30,000       14,000           0            0
Robert Fried................   30,000       14,000           0            0
Robert Zeichick.............   30,000       14,000           0            0

Employment Contracts

   Bernard Weiss, Julie Heldman, Michael Prince, Robert Fried and Robert Zeichick have each entered into an employment agreement with the Company that took effect on September 16, 1997. Pursuant to those agreements, each of these executive officers has agreed to render services until October 31, 2000, and will be entitled to salary at the following annual rates during the term of their contracts (subject to increases from time to time approved by the Board of Directors or Compensation Committee): Mr. Weiss--$190,000; Ms. Heldman--$190,000; Mr. Prince--$175,000; Mr. Fried--$175,000; and Mr.
Zeichick--$160,000.

   Upon termination of employment by the Company without cause or by an executive officer upon an adverse event, an executive officer will continue to receive salary and benefits until the later to occur of October 31, 2000 or one year following termination. The employment agreements define an "adverse event" to include the occurrence of any of the following, without the prior written consent of the executive officer: (i) the executive's demotion as evidenced by the loss of the executive officer's title, (ii) a significant diminution of the executive's on-going duties and responsibilities, (iii) the relocation of the Company's principal executive offices outside the Los Angeles Metropolitan area, or (iv) the Company requiring the executive to relocate to an office outside the Los Angeles Metropolitan area for a period exceeding three months in any calendar year. If employment terminates as a result of death, the executive officer's estate will receive a payment equal to the aggregate amount of unpaid salary through October 31, 2000. If the Company maintains key person life insurance on the executive, the payment will be made upon receipt of the policy's proceeds. Otherwise, the payment will be made over the term of the executive's employment agreement. If employment terminates as a result of disability, the executive officer will continue to receive salary and benefits through October 31, 2000, offset by any government benefits and any benefits the employee receives under disability insurance provided by the Company.

Stock Option Plan

   The Company adopted the Signature Eyewear, Inc. 1997 Stock Plan (the "Stock Plan") in May 1997. The purpose of the Stock Plan is to attract, retain and motivate certain key employees of the Company and its subsidiaries by giving them incentives which are linked directly to increases in the value of the Company's Common Stock. Each executive officer, other employee, non-employee director or consultant of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the Stock Plan. A maximum of 800,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, subject to certain adjustments to prevent dilution. No person may receive awards representing more than 25% of the number of shares of Common Stock covered by the Stock Plan (200,000 shares). Any shares of Common Stock subject to an award which for any reason expires or terminates unexercised are again available for issuance under the Stock Plan. The Stock Plan terminates in 2007.

   The Stock Plan authorizes its administrator to enter into any type of arrangement with an eligible participant that, by its terms, involves or might involve the issuance of (i) shares of Common Stock, (ii) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the Common Stock, or
(iii) any other security or benefit with a value derived from the value of the Common Stock. Any stock option granted pursuant to the Stock Plan may be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or a nonqualified stock option.

   In November 1999, the Board of Directors established a Compensation Committee and delegated to the Compensation Committee the authority to administer the Stock Plan. Before November 1999, the Board of Directors administered the Stock Plan. Subject to the provisions of the Stock Plan, the Compensation Committee will have full and final authority to select the participants to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant to awards.

Deferred Compensation Plan

   Effective as of January 1, 2000, the Company adopted the Signature Eyewear, Inc. Key Employee Deferred Compensation Plan (the "Deferred Compensation Plan"), a non-qualified deferred compensation plan. The Deferred Compensation Plan is intended to permit the Company's key employees and directors to defer compensation in excess of the limits permitted under the Company's tax-qualified 401(k) plan and to defer taxation on the earnings attributable to compensation deferred under the Deferred Compensation Plan. Participation is limited to a select group of management and highly compensated employees specifically approved by the Compensation Committee. Members of the Board of Directors are also eligible to participate. Participation is voluntary and eligible participants may elect to defer up to 90% of salary, commissions, overrides or director fees and up to 100% of bonuses. The Company credits a matching allocation in the amount of 50% of a participant's deferrals of up to 6% of total compensation. For non-sales employees, the Company match vests at a rate of 20% per year and is fully vested after five years of service. The annual Company match for sales employees will vest at a rate of 20% per year over the five years after the year such match is credited on behalf of the participant. The Deferred Compensation Plan provides accelerated vesting in the event of a participant's death prior to termination of employment, in the event the participant is subject to an involuntary termination within 12 months after a change in control of the Company and a partial acceleration if the Deferred Compensation Plan is terminated.

                               PERFORMANCE GRAPH

   The following graph sets forth the percentage change in cumulative total shareholder return of the Company's Common Stock during the period from September 11, 1997 (the date the Company's initial public offering commenced) to October 31, 1999, compared with the cumulative returns of the Nasdaq Stock Market (US Companies) Index and the Russell 2000 Index. The Comparison assumes $100 was invested on September 11, 1997 in the Common Stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG
                   SIGNATURE EYEWEAR, INC., THE NASDAQ STOCK
                MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                  Cumulative Total Return
                                             ----------------------------------
                                             9/11/97 10/31/97 10/31/98 10/31/99
                                             ------- -------- -------- --------
       Siganture Eyewear, Inc.......... SEYE  $100     $ 95     $ 46     $ 35
       NASDAQ Stock Market (U.S.)...... INAS   100      100      112      188
       Russell 2000.................... IR20   100      103       92      100

                               OTHER INFORMATION

Principal Shareholders

   The following table sets forth as of March 1, 2000 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 498 North Oak Street, Inglewood, California 90302.

                                              Number of Shares of
                                                 Common Stock
             Name and Address                Beneficially Owned (1) Percent (1)
             ----------------                ---------------------  -----------
The Weiss Family Trust(2)..................        2,090,972           41.3%
Bernard Weiss(2)(3)........................        2,106,972           41.5
Julie Heldman(2)(3)........................        2,106,972           41.5
Daniel Warren(4)...........................          319,208            6.3
Robert Fried(5)............................          215,599            4.2
Robert Zeichick(5).........................          216,689            4.3
Michael Prince(5)..........................          136,941            2.7
Maurice Buchsbaum(6).......................           29,500              *
Joel Johnson(7)............................           12,420              *
Directors and executive officers as a group
 (8 persons)(8)............................        3,053,329           58.2%

--------
*  Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at March 1, 2000.

(2) Bernard Weiss and Julie Heldman are married. Mr. Weiss and Ms. Heldman are co-trustees of The Weiss Family Trust, and have voting and investment power for shares held by The Weiss Family Trust.

(3) Includes 16,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable before April 29, 2000.

(4) Includes 8,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable before April 29, 2000.

(5) Includes 37,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable before April 29, 2000.

(6) Includes 26,500 shares of Common Stock reserved for issuance upon exercise of stock options and warrants which currently are exercisable or will become exercisable before April 29, 2000.

(7) Includes 10,500 shares of Common Stock reserved for issuance upon exercise of warrants which currently are exercisable.

(8) Includes 188,000 shares of Common Stock reserved for issuance upon exercise of stock options and warrants which currently are exercisable or will become exercisable before April 29, 2000.

                             SHAREHOLDER PROPOSALS

   Any shareholder who intends to present a proposal at the next Annual Meeting of Shareholders, for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting, must submit that proposal to the Company at its principal executive offices by December 5, 2000.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   Altschuler, Melvoin and Glasser LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for the year ended October 31, 1999, and have been selected by the Board of Directors to serve as independent auditors for the fiscal year ending October 31, 2000. Representatives of Altschuler, Melvoin and Glasser LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

                            SOLICITATION OF PROXIES

   It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                          ANNUAL REPORT ON FORM 10-K

   THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED OCTOBER 31, 1999, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MICHAEL PRINCE, CHIEF FINANCIAL OFFICER, 498 NORTH OAK STREET, INGLEWOOD, CALIFORNIA 90302, U.S.A.

                               ON BEHALF OF THE BOARD OF DIRECTORS

                                         /s/ Julie Heldman
                                           Julie Heldman
                               Co-Chairman of the Board, President and
                               Secretary

   Inglewood, California 90302
   April 3, 1999

--------------------------------------------------------------------------------

                            SIGNATURE EYEWEAR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

  The undersigned, a shareholder of SIGNATURE EYEWEAR, INC., a California corporation (the "Company") hereby appoints Bernard Weiss and Julie Heldman, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Shareholders (the "Annual Meeting"), to be held on April 28, 2000, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

 The Board of Directors recommends a WITH vote on Proposal 1.

1. ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

     [_] WITH [_] WITHOUT Authority to vote for the nominees listed below.

   (Instructions: To withhold authority for a nominee, line through or otherwise strike out the name of the nominee below)

Bernard Weiss, Julie Heldman, Michael Prince, Daniel Warren, Maurice Buchsbaum,
                                  Joel Johnson

  The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue of this Proxy. As to any other business that may properly come before the Annual Meeting and any of its postponements or adjournments, the proxy holder is authorized to vote in accordance with his or her best judgment.

  This Proxy will be voted in accordance with the instructions set forth above. This Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the election of the Directors named, and as the proxy holder shall deem advisable on any other business that may come before the Annual Meeting, unless otherwise directed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 3, 2000 relating to the Annual Meeting.

                                           Date: ________________________, 2000

                                           ____________________________________

                                           ____________________________________
                                              Signature(s) of Shareholder(s)
                                                 (See Instructions Below)

                                           The above signature(s) should
                                           correspond exactly with the name(s)
                                           of the shareholder(s) appearing on
                                           the Stock Certificate. If stock is
                                           jointly held, all joint owners
                                           should sign. When signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give
                                           full title as such. If signer is a
                                           corporation, please sign the full
                                           corporation name, and give title of
                                           signing officer.

                                              THIS PROXY IS SOLICITED BY THE
                                                          BOARD
                                            OF DIRECTORS OF SIGNATURE EYEWEAR,
                                                           INC.

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